Supplement to the Current Prospectus

MFS® Asset Allocation Funds

MFS Conservative Allocation Fund

MFS Moderate Allocation Fund

MFS Growth Allocation Fund

MFS Aggressive Growth Allocation Fund

The Board of Trustees of the above-mentioned funds (each an “Allocation Fund” and collectively the “Allocation Funds”) has approved modifications to the target asset class allocations, underlying fund selections, and underlying fund target weightings of the Allocation Funds.

The transition to the revised asset class allocations, underlying fund selections, and underlying fund allocations will commence in early June, 2010, and will be completed by July 1, 2010, although these dates could change based on market conditions and other factors.

In connection with the foregoing, the following changes are being made to the current prospectus of the Allocation Funds:

The sub-section entitled “Principal Investment Strategies” under the main heading “Risk Return Summary” is restated in its entirety as follows:

Principal Investment Strategies

Each fund is designed to provide diversification among different asset classes by investing the majority of its assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected by the quantitative group of the funds' investment adviser, Massachusetts Financial Services Company (referred to as MFS or the Adviser), following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of each fund's assets to be invested in the general asset classes of Bond Funds, International Stock Funds, and U.S. Stock Funds, as well as an allocation to underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds (referred to as Specialty Funds). The asset class allocations provide an initial layer of diversification for each fund. Effective July 1, 2010, the fund’s target allocation among asset classes are:

Asset Class	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Bond Funds	60%	40%	20%	0%
Specialty Funds	4%	6%	8%	10%
International Stock Funds	8%	13%	20%	30%
U.S. Stock Funds	28%	41%	52%	60%

The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors. This selection process provides a second layer of diversification within both stock and bond fund allocations. Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds), and by style (by including both growth and value underlying funds). Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure.  Underlying funds are selected such that the weight toward more aggressive underlying funds increases as the risk tolerance of a fund increases.

Effective July 1, 2010, the fund’s target allocations among underlying funds are:

Funds	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Bond Funds:	60%	40%	20%	0%
MFS Emerging Markets Debt Fund	3%	3%	3%	0%
MFS Global Bond Fund #	5%	5%	4%	0%
MFS Government Securities Fund	10%	10%	0%	0%
MFS High Income Fund	5%	5%	5%	0%
MFS Inflation-Adjusted Bond Fund	10%	5%	5%	0%
MFS Limited Maturity Fund	10%	0%	0%	0%
MFS Research Bond Fund	17%	12%	3%	0%
Specialty Funds:	4%	6%	8%	10%
MFS Commodity Strategy Fund #	1%	3%	4%	5%
MFS Diversified Target Return Fund	2%	1%	1%	0%
MFS Global Real Estate Fund	1%	2%	3%	5%
International Stock Funds:	8%	13%	20%	30%
MFS Emerging Markets Equity Fund	0%	0%	1%	2%
MFS International Growth Fund	2%	3%	5%	8%
MFS International New Discovery Fund	0%	1%	2%	4%
MFS International Value Fund	2%	3%	5%	8%
MFS Research International Fund	4%	6%	7%	8%
U.S. Stock Funds:	28%	41%	52%	60%
MFS Core Growth Fund	6%	8%	11%	13%
MFS Mid Cap Growth Fund	4%	7%	9%	10%
MFS Mid Cap Value Fund	4%	7%	9%	10%
MFS New Discovery Fund	2%	3%	4%	5%
MFS Research Fund	6%	8%	8%	9%
MFS Value Fund	6%	8%	11%	13%
#	MFS Commodity Strategy Fund and MFS Global Bond Fund are each currently in registration with the Securities and Exchange Commission and will not be available for investment until June 2010.

Although the underlying funds are categorized generally as stock funds (U.S. or International), Bond Funds, or Specialty Funds, many of the underlying funds can invest in a mix of securities (e.g., a U.S. stock fund can invest in international stocks, or a specialty fund can invest in stocks and/or bonds).

The asset class allocations and the underlying funds and their target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or notice. The actual weightings can deviate due to market movements and cash flows. MFS periodically rebalances a fund's investments in the underlying funds. The target weightings do not reflect a fund's working cash balance; some portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.

A description of the underlying funds is included in Appendix A of this prospectus.

Effective June 1, 2010, the following sub-sections are added beneath the sub-heading “Principal Investment Types of the Underlying Funds” under the main heading “Risk Return Summary”:

Commodity-Linked Derivatives: Commodity-linked derivatives are derivatives whose value is based on the value of a commodity, a commodity futures or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodities or commodity markets (“commodity indicator”). Commodity-linked derivatives include notes, futures, options, and swaps.

Commodity-Linked Notes:  Commodity-linked notes are derivatives that typically provide for interest and principal payments based on the value of a commodity indicator.

Effective June 1, 2010, the following sub-sections are added beneath the sub-heading “Principal Risks” under the main heading “Risk Return Summary”:

Commodity Risk: The value of commodities may be more volatile than the value of equity securities or debt instruments. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. These imbalances may be significant due to the length of time required to alter the supply of some commodities in response to changes in demand. To the extent an underlying fund focuses its investments in a particular asset of the commodities market (such as oil, metal, or agricultural products), the fund will be more susceptible to risks associated with that particular asset.

Commodity-Linked Note Risk:  Commodity-linked notes have characteristics of debt instruments and derivatives and are subject to the risks associated with investing in those types of investments. To the extent payment of interest on a commodity-linked note or the amount of the principal to be repaid is based on the value of a particular commodity or commodity index, an underlying fund may not receive all (or a portion) of the interest due or principal to be repaid, as the case may be, on its investment if there is a loss of value of the underlying commodity indicator. Commodity-linked notes can be highly volatile and less liquid than other types of investments.

Financial Services Exposure Risk:  Events that affect the financial services sector may have a significant adverse affect on the fund. Issuers and/or counterparties in a single industry or related industries can react similarly to market, economic, political, regulatory, geopolitical, or other conditions. Issuers and/or counterparties in the financial services sector are subject to many risks, including adverse government regulation, decreased availability and increased cost of capital, and changes in interest and/or default rates.

Effective June 1, 2010, the following sub-sections are hereby added to Appendix A entitled “Description of Underlying Funds”:

MFS Commodity Strategy Fund

Investment Objective

The fund’s investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS attempts to achieve the fund’s objective by providing exposure to the commodities markets by normally investing significantly in commodity-linked derivatives and debt instruments.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals.  The fund’s investments in commodity-linked derivatives provide exposure to the investment returns of the commodities markets without investing directly in commodities.

MFS primarily invests the fund’s investments in commodity-linked derivatives in commodity-linked notes, but may also invest in other commodity-linked derivatives, such as commodity-linked futures, options, and swaps. In addition to direct investments in commodity-linked derivatives, MFS may also invest up to 25% of the fund’s assets in a wholly-owned and controlled subsidiary (“Subsidiary”) that will invest primarily in commodity-linked derivatives, such as commodity-linked futures, options, and swaps, and debt instruments.

MFS generally invests substantially all of the fund’s investments in debt instruments in short term investment grade debt instruments.

MFS may invest the fund’s assets in foreign securities.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives in addition to commodity-linked derivatives for any investment purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS allocates the fund’s investments in commodity-linked derivatives among a variety of different commodity sectors based on quantitative analysis.

MFS uses a bottom-up investment approach to buying and selling debt investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the instrument and its features may also be considered.

MFS Global Bond Fund

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in debt instruments of U.S. and foreign issuers, including emerging markets issuers.

While MFS may invest the fund’s assets in debt instruments of any type, MFS generally focuses on debt instruments of U.S. and foreign governments.

MFS may invest up to 100% of the fund's assets in lower quality debt instruments.

MFS may invest a relatively large percentage of the fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS allocates the fund’s assets across countries based on its evaluation of macroeconomic factors, including relative interest rates, inflation rates, exchange rates, and monetary and fiscal policies.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the instrument and its features may also be considered.

The date of this supplement is March 10, 2010.